UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2026
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Allegheny Center
Nova Tower 2
Pittsburgh, Pennsylvania 15212
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrant, each whole warrant exercisable to purchase one share of Common Stock at an exercise price of $5.481	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2026, the Company issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
On November 4, 2026, the board of directors of Eos Energy Enterprises, Inc.(“we”, “the Company” or “Eos”) adopted a plan that is intended to better align cost structure and support gross margin improvement to the Company’s target financial model, while also aligning manufacturing capabilities with current and anticipated business needs and the Company's strategic priorities. As part of this plan, the Company is consolidating the manufacturing facilities located in Turtle Creek, Pennsylvania and Thorn Hill, Pennsylvania. We expect the actions defined under this plan will be largely completed by the end of June 2027 with the production line anticipated to be operational within the first quarter 2027.
The plan is expected to result in the Company recording cash restructuring charges in the aggregate amount of approximately $16 to $18 million on a GAAP basis, estimated to be comprised primarily of costs relating to moving and clean up.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and are subject to significant risks and uncertainties. The estimates of the charges and future cash expenditures associated with the plan, as well as the estimated time for completion, are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may be required to revise these estimates in future periods, and such revisions could be material. The Company undertakes no obligation to update these forward-looking statements, except as required by law.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release announcing financial results, dated November 5, 2026
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: November 5, 2026	By:	/s/ Alessandro Lagi
		Name:	Alessandro Lagi
		Title:	Chief Financial Officer

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